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                                                                    Exhibit 99.1

                                FINANCIAL REPORT


                                  Rick Schmidt

                      Senior VP and Chief Financial Officer

                             The BFGoodrich Company

                                November 7, 2000



                                                               [BFGOODRICH LOGO]

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                               AREAS OF DISCUSSION

                -------------------------------------------------
                -    3RD QUARTER AND YTD RESULTS
                -------------------------------------------------

                -    2000 Outlook

                -    2000 Free cash flow

                - Methodology for Performance Materials as a discontinued operation

                -    2001 outlook

                -    Credit rating update



                                                               [BFGOODRICH LOGO]
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                           3RD QUARTER SEGMENT RESULTS


                            1999             2000       Change
Sales                       Actual          Actual        %
                           -------         --------     ------
    Aerospace              $  855M         $   926M       8%
    Performance Mtls.      $  306          $   285       (7%)
    Eng. Industrial        $  171          $   167       (2%)
--------------------------------------------------------------------------------
Total Sales                $1,332M         $ 1,378M       3%
--------------------------------------------------------------------------------

Operating Income
    Aerospace              $  131M         $   154M      18%
    Performance Mtls.      $   36          $    26      (28%)
    Eng. Industrial        $   28          $    29        3%
--------------------------------------------------------------------------------
Total Operating Income     $  195M         $   209M       7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OI Margins - %               14.6%            15.2%       4%
--------------------------------------------------------------------------------

Excludes special items


                                                               [BFGOODRICH LOGO]

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                        THIRD QUARTER - FINANCIAL RESULTS

                                 1999              2000          Change
                                Actual            Actual           %
                               --------         ---------        ---------
Sales                          $1,332M           $1,378M           3%
Segment Ops Income             $  195            $  209            7%
--------------------------------------------------------------------------------
OI % of Sales                    14.6%             15.2%           4%
--------------------------------------------------------------------------------
Corp. G&A/Other               ($   23)          ($   25)           9%
Merger/Special Charges        ($  202)          ($    8)         (96%)
Net Interest Exp.             ($   33)          ($   43)          30%
--------------------------------------------------------------------------------
Pre-Tax Income                ($   63)           $  133           N/M
Taxes/Tides                   ($    8)          ($   53)          N/M
                               ------            ------           ---
Net Income - as reported      ($   71)M          $   80M          N/M
--------------------------------------------------------------------------------
Net Income ex. special items   $   83 M          $   85M            3%
--------------------------------------------------------------------------------
EPS - Diluted
    Reported                  ($ 0.64)           $ 0.77           N/M
    Excluding Special Charges  $ 0.74            $ 0.82            11%

N/M - Not meaningful


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                          NINE MONTHS - SEGMENT RESULTS

                            1999          2000          Change
Sales                      Actual        Actual           %
                           ------        ------           -
    Aerospace              $2,747M       $2,719M         (1%)
    Performance Mtls.      $  917        $  891          (3%)
    Eng. Industrial        $  543        $  527          (3%)
--------------------------------------------------------------------------------
Total Sales                $4,207M       $4,137M         (2%)
--------------------------------------------------------------------------------

Operating Income
    Aerospace              $  418M       $  435M          4%
    Performance Mtls.      $  105        $   91         (13%)
    Eng. Industrial        $   99        $   95          (4%)
--------------------------------------------------------------------------------
Total Operating Income     $  622M       $  621M         ---
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OI Margins - %               14.8%         15.0%          1%
--------------------------------------------------------------------------------

Excludes special items



                                                               [BFGOODRICH LOGO]

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                          NINE MONTHS 2000 REVENUE AND
                                OPERATING INCOME
                             (DOLLARS IN MILLIONS)

           [PIE CHART]
    NINE MONTHS 2000 REVENUES -
             $4,137


PERFORMANCE MATERIALS     21%
ENGINEERED INDUSTRIAL     13%
AEROSPACE                 66%



           [PIE CHART]
    NINE MONTHS 2000 SEGMENT
     OPERATING INCOME $621

PERFORMANCE MATERIALS     15%
ENGINEERED INDUSTRIAL     15%
AEROSPACE                 70%

      15.0% MARGIN



  3 PROFITABLE SEGMENTS


Excludes special items


                                                               [BFGOODRICH LOGO]
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                         NINE MONTHS - FINANCIAL RESULTS

                                  1999              2000         Change
                                  Actual           Actual          %
                                  ------           ------        ------
Sales                             $4,207M          $4,137M         (2%)
Segment Ops Income                $  623           $  621          ----
--------------------------------------------------------------------------------
OI % of Sales                       14.8%            15.0%          1%
--------------------------------------------------------------------------------
Corp. G&A/Other                  ($   68)         ($   66)         (3%)
Merger/Special Charges           ($  233)         ($   29)        (88%)
Net Interest Exp.                ($   99)         ($  114)         15%
--------------------------------------------------------------------------------
Pre-Tax Income                    $  223           $  412          85%
Taxes/Tides                      ($  120)         ($  164)         37%
                                 --------         --------        ----
Net Income - as reported          $  103M          $  248M        140%
--------------------------------------------------------------------------------
Net Income ex. special items      $  276M          $  266M        (4%)
--------------------------------------------------------------------------------
EPS - Diluted
    Reported                      $ 0.93           $ 2.30         147%
    Excluding Special Charges     $ 2.47           $ 2.46          ---



                                                               [BFGOODRICH LOGO]
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                               AREAS OF DISCUSSION

        -        3rd Quarter and YTD results

        -----------------------------------------------------------------------
        -        2000 OUTLOOK
        -----------------------------------------------------------------------

        -        2000 Free cash flow

        - Methodology for Performance Materials as a discontinued operation

        -        2001 outlook

        -        Credit rating update



                                                               [BFGOODRICH LOGO]
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                     4TH QUARTER OUTLOOK - FINANCIAL RESULTS

                                4Q1999              4Q2000
                                Actual             Outlook
                               ---------          ----------

Sales                           $1,330M         $ 1,420 - 1,470M
Segment Ops Income              $  191             $210 - 215
--------------------------------------------------------------------------------
OI % of Sales                     14.4%            14.5 - 15.0%
--------------------------------------------------------------------------------
Corp. G&A/Other                ($   15)
Merger/Special Charges         ($   30)           (Around $12)
Net Interest Exp.              ($   34)
--------------------------------------------------------------------------------
Pre-Tax Income                  $  112
Taxes/Tides                    ($   46)
--------------------------------------------------------------------------------
Net Income - as reported        $   66M           Around $80M
--------------------------------------------------------------------------------
Net Income ex. special items    $   87M           Around $88M
--------------------------------------------------------------------------------
EPS - Diluted

    Reported                    $ 0.60            Around $0.76
    Excluding Special Charges   $ 0.78            Around $0.84



                                                               [BFGOODRICH LOGO]
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                      FULL YEAR OUTLOOK - FINANCIAL RESULTS

                                  1999                        2000
                                 Actual                      Outlook
                               ---------                ----------------
Sales                           $5,538                  $ 5,550 - 5,600M
Segment Ops Income              $  814                     $830 - 835
--------------------------------------------------------------------------------
OI % of Sales                     14.7%                    14.8 - 15.0%
--------------------------------------------------------------------------------
Corp. G&A/Other                ($   82)
Merger/Special Charges         ($  263)                   (Around $41)
Net Interest Exp.              ($  134)
--------------------------------------------------------------------------------
Pre-Tax Income                  $  335
Taxes/Tides                    ($  165)
Net Income - as reported        $  170                     Around $334M
--------------------------------------------------------------------------------
Net Income ex. special items    $  362                     Around $360M
--------------------------------------------------------------------------------

EPS - Diluted
    Reported                   $  1.53                     Around $3.06
    Excluding Special Charges  $  3.24                     Around $3.30



                                                               [BFGOODRICH LOGO]
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                               AREAS OF DISCUSSION

        -        3rd Quarter and YTD results

        -        2000 Outlook

     ----------------------------------------------------------------
        -        2000 FREE CASH FLOW
     ----------------------------------------------------------------
        - Methodology for Performance Materials as a discontinued operation

        -        2001 outlook

        -        Credit rating update




                                                               [BFGOODRICH LOGO]
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                               2000 FREE CASH FLOW
                              (DOLLARS IN MILLIONS)

                                   Actual     3Q      YTD        Target
                                    1999     2000     2000        2000
                                    -----    -----    -----    ----------

Cash flow from Operations            $373     $(16)     $80    $325 - 345

PLUS:
Merger & Consolidations*              207        8       71      75 - 80
Special Tax Payment                   --       114      114        114
                                    -----    -----    -----    ----------
Adjusted Operating Cash Flow        $ 580    $ 106    $ 265    $520 - 540

MINUS:
Capital Expenditures                 (246)     (43)    (132)   (200 - 210)
Dividends                             (92)     (29)     (90)      (117)

                                    -----    -----    -----    ----------
     Free Cash Flow                 $ 242    $  34    $  43    $200 - 220



* Includes BEP Payment of $24M in YTD 2000



                                                               [BFGOODRICH LOGO]

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                     4TH QUARTER OPERATING CASH FLOW TARGETS
                              (DOLLARS IN MILLIONS)

Adjusted Operating Cash Flow
    Nine months YTD                         $      265
    Total Year Target                       $  520 - 540
                                            ------------
    4Q Target                               $  255 - 275

                                                Trade Receivable Collections

                                                                 $M  DSO
                                                                 --------
                                                   12/31/99      687  48
                                                    9/30/00      794  49
                                                   12/31/00 EST. 700  48


Sources of 4th Quarter Operating Cash Flow
    Trade Receivable Collections            $   90 - 100
    Super 727 Receivables                   $   45 -  50
    Asbestos Insurance Proceeds             $   25 -  30
    All Other                               $   95 - 100*
                                            ------------
         Total                              $  255 - 275

* 3Q EBITDA excluding specials = $246M

                                                               [BFGOODRICH LOGO]
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                               AREAS OF DISCUSSION

-    3rd Quarter and YTD results

-    2000 Outlook

-    2000 Free cash flow

--------------------------------------------------------------------------------
-    METHODOLOGY FOR PERFORMANCE MATERIALS AS A DISCONTINUED OPERATION
--------------------------------------------------------------------------------

-    2001 outlook

-    Credit rating update

                                                               [BFGOODRICH LOGO]

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                PERFORMANCE MATERIALS AS A DISCONTINUED OPERATION

-    Methodology used to restate results

     -    Based on APB 30 Guidelines

     -    Interest expense allocated based on relative PM net asset values

     - Certain Corporate G&A allocations to PM reclassed to continuing operations

     -    Separate PM tax provision calculated

- New 2000 estimated effective tax rate for BFGoodrich, excluding PM, is 35.5% versus 36.5%

-    Methodology reviewed by Ernst & Young

                                                               [BFGOODRICH LOGO]

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                               AREAS OF DISCUSSION

-    3rd Quarter and YTD results

-    2000 Outlook

-    2000 Free cash flow

-    Methodology for Performance Materials as a discontinued operation

--------------------------------------------------------------------------------
-    2001 OUTLOOK
--------------------------------------------------------------------------------

-    Credit rating update

                                                               [BFGOODRICH LOGO]


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                                  2001 OUTLOOK

                                                           2001 Outlook
                                2000                       Including PM
                           -------------            --------------------------
Aerospace                      $3.7B                 7% organic growth plus
                                                    complementary acquisitions

Engineered Industrial            0.7                      Relatively flat

Performance Materials            1.2                     Flat/modest growth
                           -------------            --------------------------

    Total Sales                 $5.6B                      $5.9 - 6.1B

Operating Margins             14.8-15.0%                +6% to 8% growth in
                                                         segment operating
                                                          income dollars

Diluted EPS                 Around $3.30                     +6% to 9%
 (excluding special items)

2001 WITHOUT PERFORMANCE MATERIALS AS DISCONTINUED IS UNCERTAIN, BASED ON NET
                PROCEEDS, TIMING OF CLOSING AND USE OF PROCEEDS



                                                               [BFGOODRICH LOGO]
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                               AREAS OF DISCUSSION

-    3rd Quarter and YTD results

-    2000 Outlook

-    2000 Free cash flow

-    Methodology for Performance Materials as a discontinued operation

-    2001 outlook

--------------------------------------------------------------------------------
-    CREDIT RATING UPDATE
--------------------------------------------------------------------------------


                                                               [BFGOODRICH LOGO]

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                               FINANCING STRATEGY

-    Current ratings are A-,Baa1, and A- by S&P, Moody's, and Fitch (Duff &
     Phelps)

- Rating provides excellent access to debt markets, including commercial paper

-    Allows flexibility to take advantage of significant strategic opportunities

- Investment grade avoids restrictive covenants seen with non-investment grade debt

-    Expect to manage to A/BBB range over the long-term

                                                               [BFGOODRICH LOGO]

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                        AEROSPACE/INDUSTRIAL PEER GROUP
                             (Dollars in Millions)

                             MARKET
                         CAPITALIZATION      1999 NET           S&P
                         AS OF 10/27/00        SALES        CREDIT RATING
                         --------------      --------       -------------

Boeing (BA)                  57,088            57,993            AA-
Rockwell (ROK)                6,848             7,043            A+
United Technologies (UTX)    31,175            23,844            A+
Honeywell (HON)              41,204            23,735            A
Parker Hannifin (PH)          4,753             5,355            A
-------------------------------------------------------------------------
BFGOODRICH                    3,824             5,537            A-
-------------------------------------------------------------------------
Textron (TXT)                 6,705            11,579            A-
TRW (TRW)                     4,933            16,969           BBB
Litton Industries (LIT)       2,299             4,827           BBB
Lockheed Martin (LMT)        14,687            25,530           BBB-
Raytheon (RTN/B)             11,006            19,841           BBB-
Northrop Grumman (NOC)        5,598             8,995           BBB-
Sequa (SQA/A)                   435             1,699            BB
BE Aerospace (BEAV)             397               723            B
Moog (MOG/A)                    274               630            B
Fairchild (FA)                  147               635            B-



                                                               [BFGOODRICH LOGO]
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                                   CONCLUSIONS

-    Pleased with 2000 results to date

-    2000 expectations for around $3.30 diluted EPS, excluding special items

-    Expect 6% to 9% EPS growth in 2001

-    Strategically well positioned for growth in sales and earnings beyond 2001

-    Working to complete PM divestiture


                                                               [BFGOODRICH LOGO]
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Part of this presentation contains forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchanges Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward-Looking Information is Subject to Risk and Uncertainty" contained in the company's Annual Report on Form 10-K and in other filings.